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                           OCEAN STATE TAX-EXEMPT FUND

                      SUPPLEMENT DATED JUNE 25, 2008 TO THE
                         PROSPECTUS DATED MARCH 1, 2008

REORGANIZATION

         On June 18, 2008, VLC Trust, on behalf of itself and Ocean State Tax-Exempt Fund, as a series of VLC Trust ("Ocean State"), entered into an Agreement and Plan of Reorganization with Narragansett Insured Tax-Free Income Fund ("Narragansett") pursuant to which the assets of Ocean State will be acquired by Narragansett in exchange for shares of Narragansett and the assumption by Narragansett of certain of Ocean State's liabilities.

         Under the terms of the reorganization, each shareholder of Ocean State will become a shareholder of Narragansett, receiving shares of Narragansett with a value equal to the value of the shareholder's investment in Ocean State. No sales charge will be imposed in the transaction and it is anticipated that no gain or loss for Federal income tax purposes will be recognizable by shareholders as a result of the reorganization.

         The investment adviser to Narragansett is Aquila Investment Management LLC and the sub-adviser is Citizens Investment Advisors, a department of RBS Citizens, N.A., which provides Narragansett with local advisory services in Rhode Island. It is expected that the reorganization will permit Ocean State's shareholders to pursue the same investment goals but in a larger fund with somewhat better economies of scale, lower expenses and advisory fees.

         The reorganization is subject to the fulfillment of certain conditions, including the approval of shareholders of Ocean State. Proxy materials describing the proposed reorganization will be mailed to Ocean State shareholders in anticipation of a special meeting of shareholders expected to be held in September 2008.

         For more information on the proposed reorganization, please refer to the combined proxy statement and prospectus when it becomes available, which will be filed with the Securities and Exchange Commission.